UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05009

COLORADO BONDSHARES — A TAX EXEMPT FUND

(Exact name of registrant as specified in charter)

1200 17TH STREET, SUITE 850, DENVER, COLORADO     80202-5808

(Address of principal executive offices) (Zip code)

FRED R. KELLY, JR.     1200 17TH STREET, SUITE 850, DENVER, COLORADO     80202-5808

(Name and address of agent for service)

Registrant’s telephone number, including area code:	303-572-6990

Date of fiscal year end:	09/30/2006

Date of reporting period:	09/30/2006

Item 1. Reports to Stockholders

November 22, 2006
Dear Shareholder,
      Attached is the annual report to shareholders. On pages 2 and 19 you will find a detailed summary of the Fund’s performance for the fiscal year ended September 30, 2006 that ranks the Fund 3rd with regard to performance in the “Single State Intermediate Bond Fund” category. Specifics of the performance are detailed in the “Financial Highlights” and the “Fund Performance” section.
      There is one very important detail of additional information that is not reflected in the fiscal year results. On October 19 just after fiscal year end, the Fund received a check totaling $3,822,009 in connection with our holding of United Airlines/ Denver International Airport bonds (DIA bonds). This was the final chapter of a story that started three years ago when we purchased $13,280,000 in bonds at an average cost of 50¢ on the dollar. At the time the bonds were not paying interest. After a lengthy battle in bankruptcy court, bondholders prevailed. I had hoped that the back interest owed would be received by September 30, 2006 so that it could be reflected in the fiscal year statistics but it did not happen. Instead shareholders received a fairly significant payment of back interest which was included in the November 2006 dividend. It represents approximately 7¢ a share in additional income which will be reflected in the 2007 fiscal year operating results. With this distribution, the status of our DIA holding has changed from non-current to interest bearing. This adds $900,000 or 2¢ per share per year in income to the portfolio on an ongoing basis (based on the number of shares currently outstanding). The only concern I have is that this additional income will be subject to the alternative minimum tax (AMT). While the effect of AMT can be significant to some shareholders I believe that most shareholders will not be adversely impacted.
      All said, fiscal year 2006 was a respectable year and given the great start in the first couple of weeks in October, I feel that fiscal year 2007 will be a good year as well. Thank you again for your continued faith in the Fund.

Sincerely,

Fred R. Kelly, Jr.
Portfolio Manager

Officers and Trustees

George N. Donnelly, Chairman of the Board
of Trustees
Bruce G. Ely, Trustee
James R. Madden, Trustee
Andrew B. Shaffer, President, Secretary, Treasurer and Trustee
Fred R. Kelly, Jr., Portfolio Manager
Investment Adviser

Freedom Funds Management Company
Transfer, Shareholder Servicing, and Dividend Disbursing Agent

Freedom Funds Management Company
Distributor

SMITH HAYES Financial Services Corporation
Custodian of Portfolio Securities

Wells Fargo Investments and Trust, Wells Fargo Bank, N.A.
Independent Registered Public Accounting Firm

Anton Collins Mitchell LLP
Legal Counsel

Kutak Rock LLP
This report is submitted for the general information of the shareholders of Colorado BondShares — A Tax-Exempt Fund. This report must be preceded or accompanied by a Prospectus of the Fund. The prospectus contains information concerning the investment policies and expenses of the portfolio in addition to other pertinent information. Shares of Colorado BondShares — A Tax-Exempt Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

FEDERAL INCOME TAX INFORMATION
(unaudited)

In early 2007, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

FUND EXPENSES
      As a shareholder of Colorado BondShares — A Tax-Exempt Fund (the “Fund”), you can incur two types of costs:

•	Sales charges (front loads) on fund purchases and

•	Ongoing fund costs, including management fees, administrative services, and other fund expenses. All mutual funds have operating expenses. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund.
      The following table is intended to help you understand the ongoing costs of investing in the Fund and compare them with those of other mutual funds. The examples (actual and hypothetical 5% return) are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
Actual Fund Expenses
      The first line of the table below provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from the Fund’s actual return, which includes the effect of Fund expenses. You can estimate the expenses that you paid over the period by using the information below together with the amount you invested. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given in the first line under the heading “Expenses Paid During Period.”
Hypothetical 5% Return for Comparison Purposes
      The second line of the table below provides information that is intended to help you compare the ongoing costs of investing in the Fund with those of other mutual funds. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% rate of return per year before expenses. The results do not apply to your investment because the return used is not the Fund’s actual return. This information is useful for making comparisons with the 5% hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account	Ending Account	Expenses Paid
Colorado BondShares — A Tax-Exempt Fund	Value 03/31/06	Value 09/30/06	During Period

Based on Actual Fund Return	$1,000.00	$1,027.15	$3.10
Based on Hypothetical 5% Annual Return Before Expenses	$1,000.00	$1,021.95	$3.09
      The expenses shown in this table are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period. Please note that expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transaction costs, such as sales charges. If transaction costs were included, your total costs would have been higher. You can find more information about the Fund’s expenses in the Financial Statements section of this report. For additional information on operating costs please see the Fund’s prospectus.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
        Market conditions for tax-exempt bonds during the fiscal year ended September 30, 2006 were somewhat reflective of the two prior years. In fiscal year 2006 the Federal Reserve Bank raised the target federal funds rate by approximately two percentage points, from 3.75% to 5.25%. In this environment, intermediate bonds exhibited a fairly stable pricing trend, while long-term bonds prices increased.
      For the fiscal year ended September 30, 2006 the Fund experienced a total return of 5.72% at net asset value; the return was comprised of a dividend component of 5.31% and principal appreciation of 0.41%. This year’s performance was once again good enough to rank the Fund as one of the top funds in the country in our performance category of single state intermediate municipal bond funds. According to Morningstar Inc., the Fund ranked as a top-performer in five out of the last ten years (1996, 1999, 2001, 2004 and 2005). The Fund also led all other Colorado municipal bond funds in the three-year, five-year and ten-year total performance category at net asset value with returns of 5.97%, 5.94% and 6.41%, respectively, demonstrating its consistency over a longer time frame. The average annual total returns at the maximum offering price (including sales charges and reinvestment of all dividends and distributions) are 0.70%, 4.27%, 4.91%, 5.89% for the one, three, five and ten-year periods ended September 30, 2006, respectively.
      A key factor which allowed the Fund to outperform competitors was management’s determination to maintain an average duration (time period during which securities are likely to be held by the portfolio) of 4.9 years for the portfolio, which was among the shortest in our peer group. The Fund carried a disproportionately high weighting of short-term bonds in the portfolio, designed to lessen the exposure to market risk in a time when it seemed likely for interest rates to rise. It should be stated that past performance is not necessarily indicative of future performance, but it is one of many important factors to consider when evaluating a potential investment.
      While the strategy of buying short maturities helped to protect principal, it did not maximize the current income stream. Even so, distributions modestly increased to $0.49/share in fiscal year 2005 and 2006, compared to $0.47/share in fiscal year 2004. It is management’s philosophy that foregoing risky opportunities that may increase income is preferable to potentially incurring losses of principal. Until the risks posed by rising interest rates have abated, management will continue to exercise this methodology. Much of this year’s success may be attributed to longer term holdings being principally invested in non-rated tax-exempt bonds, with coupon rates that exceed average coupons currently available in the market. Non-rated securities are generally subject to greater credit risk than rated issues; but management believes that proper analysis can effectively mitigate these risks.

PERFORMANCE SUMMARY
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
COLORADO BONDSHARES — A TAX-EXEMPT FUND,(1)
THE LIPPER GENERAL MUNICIPAL DEBT FUND INDEX
AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

(1)	Total return is the percentage change in the value of a hypothetical investment that has occurred in the indicated period of time, taking into account the imposition of the sales charge and other fees and assuming the reinvestment of all dividends and distributions. Past performance is not indicative of future performance. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares of the Fund.

(2)	Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund’s performance had been constant over the entire period. Average annual total returns for the one-year, five-year and ten-year periods ended September 30, 2006 are 0.70%, 4.91% and 5.89%, respectively. Average annual total return includes the imposition of the sales charge and assumes the reinvestment of all dividends and distributions. Past performance is not indicative of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares of the Fund.

(3)	Includes reinvestment of dividends and adjustment for the maximum sales charge of 4.75%.

(4)	The Lipper Muni Debt Fund Index is a non-weighted index of the 30 largest funds within the investment objective of the General Municipal Debt. Reflects no deductions for fees, expenses or taxes. Includes reinvestment of dividends but does not reflect any adjustment for sales charge.

(5)	The Lehman Index represents an unmanaged group of securities widely regarded by investors as representative of the bond market. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses or taxes. If this index did pay commissions, expenses or taxes, its returns would be lower. The Fund selected the Lehman Index to compare the returns of the Fund to an appropriate broad-based securities market index. You should note, however, that there are some fundamental differences between the portfolio of securities invested in by the Fund and the securities represented by the Lehman Index. Unlike the Fund which invests primarily in not-rated securities on issues of any size, the Lehman Index only includes securities with a rating of at least “Baa” by Moody’s Investor Services, Inc. from an issue size of no less than $50,000,000. Some of these differences between the portfolio of the Fund and the securities represented by the Lehman Index may cause the performance of the Fund to differ from the performance of the Lehman Index.

CREDIT QUALITY
Colorado BondShares — A Tax-Exempt Fund
Based on a Percentage of Total Net Assets as of September 30, 2006
SECTOR BREAKDOWN
Colorado BondShares — A Tax-Exempt Fund
Based on a Percentage of Total Net Assets as of September 30, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders Colorado BondShares — A Tax-Exempt Fund
      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Colorado BondShares — A Tax-Exempt Fund (the “Fund”) as of September 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the two years in the period ended September 30, 2003 were audited by other auditors whose report dated October 10, 2003 expressed unqualified opinions thereon.
      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
      As discussed in Note 1 to the financial statements, securities amounting to $79,463,366 (18% of net assets) have been valued at fair value as determined by the Board of Trustees. We have reviewed the procedures applied by the trustees in valuing such securities and have inspected underlying documentation; while we believe the procedures to be reasonable and the documentation appropriate, determination of fair values involves subjective judgment which is not susceptible to substantiation by auditing procedures.
      In our opinion, subject to the effect on the financial statements of the valuation of securities determined by the Board of Trustees as described in the preceding paragraph, the financial statements present fairly, in all material respects, the financial position of Colorado BondShares — A Tax-Exempt Fund as of September 30, 2006 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

ANTON COLLINS MITCHELL LLP
Denver, Colorado
November 16, 2006

Colorado BondShares
A Tax-Exempt Fund
Schedule of Investments
September 30, 2006

Face Amount		Market Value

Colorado Municipal Bonds — 84.0%
1,000,000	Adonea Metropolitan District No. 2 LTD Tax (Convertible to Unlimited Tax) G.O. Series 2005A, 6.125% to yield 6.25% due 12/1/2025	$1,025,630
2,175,000	Antelope Heights Metropolitan District G.O. (LTD Tax Convertible to Unlimited Tax) Series 2003, 8.00% due 12/1/2023	2,396,741
2,000,000	Arista Metropolitan District Special Revenue Bond Series 2005, 6.75% due 12/1/2035	2,140,080
950,000	Aurora Multifamily Housing Revenue (River Falls Project) Senior Series 1999A, 5.70% due 7/1/2029	800,005
306,040	Aurora Centretech Metropolitan District G.O. Refunding and Improvement Series 1994, 6.00% due 12/1/2023(b)	465,221
2,960,000	BNC Metropolitan District No. 1 G.O. (LTD Tax Convertible to Unlimited Tax) Series 2004, 8.00% due 6/1/2028	2,960,000
1,000,000	Beacon Pointe Metropolitan District LTD Tax (Convertible to Unlimited Tax) G.O. Series 2005A, 6.125% to yield 6.25% due 12/1/2025	985,550
700,000	Beebe Draw Farms Metropolitan District G.O. Series 1998, 7.00% due 10/1/2018	691,075
5,095,000	Belle Creek Metropolitan District No. 1 G.O. LTD Tax Series 2000, 8.00% due 12/1/2020	5,291,871
2,250,000	Black Hawk (City of) Device Tax Revenue Series 1998, 5.625% due 12/1/2021	2,292,592
700,000	Boulder County Variable Rate Demand Revenue (YCMA of Boulder Valley Project) Series 2006, 3.74% due 2/1/2031(h)	700,000
1,845,000	Bradburn Metropolitan District No. 3 G.O. LTD Tax Series 2003, 7.50% due 12/1/2033	1,845,000
6,405,000	Bromley Park Metropolitan District No. 3 G.O. Exchange (LTD Tax to Unlimited Tax) Series 2001A and B, 8.00% due 12/1/2019-22	6,678,807
6,000,000	Bromley Park Metropolitan District No. 2 G.O. (LTD Tax Convertible to Unlimited Tax) Series 2002B, 8.00% due 12/1/2022	6,128,760
4,730,000	Bromley Park Metropolitan District No. 2 G.O. (LTD Tax Convertible to Unlimited Tax) Series 2003, 8.00% due 12/01/2028	4,814,762
4,900,000	Broomfield Village Metropolitan District No. 2 Special Revenue Refunding Series 2005B, 3.99% due 7/1/2032(h)	4,900,000
9,275,000	Broomfield Village Metropolitan District No. 2 Special Revenue Refunding Series 2003B, 4.49% due 7/1/2032(h)	9,275,000
500,000	Castle Oaks Metropolitan District G.O. LTD Tax Series 2005, 6.00% due 12/1/2025	522,535

Colorado BondShares
A Tax-Exempt Fund
Schedule of Investments — (Continued)

Face Amount		Market Value

Colorado Municipal Bonds — (Continued)
1,500,000	Castle Pines North Metropolitan District LTD Tax G.O. Variable Rate Refunding Series 2006C, 3.76% due 12/1/2024(h)	$1,500,000
25,000	Castle Rock (Town of) G.O. Series 1988-2, 10.375% due 12/1/2008	27,195
565,000	Castle Rock (Town of) LID No. 1988-2 Special Assessment Series 1988, 9.25%-10.375% due 12/1/2008(i)	39,550
2,045,000	Central Platte Valley Metropolitan District Special Obligation Revenue Series 1998, 7.00% due 12/1/2017(b)	2,140,154
6,465,662	Colorado Centre Metropolitan District LTD Tax and Special Revenue Series 1992B, 0.00% due 1/1/2032(a)(g)(i)	161,642
2,009,520	Colorado Centre Metropolitan District LTD Tax and Special Revenue Series 1992A, principal only, 0.00% due 1/1/2027(a)(e)(i)	20,095
2,008,335	Colorado Centre Metropolitan District LTD Tax and Special Revenue Series 1992A, interest only, 9.00% due 1/1/2027(f)(h)(i)	1,104,584
3,490,000	Colorado Educational and Cultural Facilities Authority Charter School Revenue (Liberty Common School Project) Series 1998, 6.95% due 8/15/2019(b)	3,679,437
860,000	Colorado Educational and Cultural Facilities Authority Charter School Revenue (Crown Pointe Academy) Series 2000, 7.25% due 7/15/2025	901,426
1,155,000	Colorado Educational and Cultural Facilities Authority Private School Revenue (Escuela Tlatelolco Project) Series 2000A, 8.50% due 6/1/2022	1,118,941
375,000	Colorado Educational and Cultural Facilities Authority Charter School Revenue (Elbert County Charter School Project) Series 2000A, 8.00% due 6/1/2010(b)	407,179
5,410,000	Colorado Educational and Cultural Facilities Authority Student Housing Revenue (Inn at Auraria LLC Project) Series 2005A, 5.875% due 7/1/2023	5,550,444
2,080,000	Colorado Educational and Cultural Facilities Authority Charter School Revenue (Belle Creek Charter School Project) Series 2002A, 7.625% to yield 7.75% due 3/15/2032	2,166,237
6,250,000	Colorado Educational and Cultural Facilities Authority Revenue Variable Rate (Colorado Christian University Project) Series 2004, 3.79% due 7/1/2034(h)	6,250,000
785,000	Colorado Educational and Cultural Facilities Authority Charter School Revenue Refunding and Improvement (Elbert County Charter School Project) Series 2004, 7.375% to yield 7.45% due 3/1/2035	777,825
5,150,000	Colorado Educational and Cultural Facilities Authority Revenue Variable Rate (Denver Art Museum Project) Series 2004, 3.74% due 1/1/2034(h)	5,150,000

Colorado BondShares
A Tax-Exempt Fund
Schedule of Investments — (Continued)

Face Amount		Market Value

Colorado Municipal Bonds — (Continued)
1,780,000	Colorado Health Facilities Authority Variable Rate Demand Revenue (Golden West Manor Project) Series 2006A, 3.76% due 12/1/2037(h)	$1,780,000
3,655,000	Colorado Housing and Finance Authority Economic Development Revenue (Micro Business Development Corporation Project) Series 2005, 6.75% due 12/1/2010	3,672,288
12,270,000	Colorado Housing and Finance Authority Adjustable Rate Class I Series A-1, 3.75% due 10/1/2030(h)	12,270,000
6,960,000	Colorado Housing and Finance Authority Variable Rate Class I Series A-2, 3.75% due 4/1/2020(h)	6,960,000
18,500,000	Colorado Housing and Finance Authority Adjustable Rate Multifamily Insured Mortgage Revenue 2002 Series AA, 3.75% due 10/1/2030(h)	18,500,000
2,000,000	Colorado Housing and Finance Authority Single Family Class I Adjustable Rate Series 2001 AA-3, 3.75% due 5/1/2036(h)	2,000,000
11,740,000	Colorado Housing and Finance Authority Multifamily Project Class I Adjustable Rate 2002 Series C4, 3.75% due 10/1/2032(h)	11,740,000
30,000	Colorado Housing and Finance Authority Multifamily Project Class I Adjustable Rate 2005 Series B-3, 3.75% due 10/1/2036(h)	30,000
2,990,000	Colorado School of Mines Development Corporation Refunding Variable Rate Demand Series 2005, 3.91% due 9/1/2026(h)	2,990,000
5,000,000	Commerce City Northern Infrastructure General Improvement District G.O. Variable Rate Series 2006, 3.79% due 12/1/2028(h)	5,000,000
2,455,000	Conservatory Metropolitan District G.O. (LTD Tax Convertible to Unlimited Tax) Series 2003, 7.50% due 12/1/2027	2,613,863
3,725,000	Conservatory Metropolitan District G.O. (LTD Tax Convertible to Unlimited Tax) Series 2005, 6.75% due 12/1/2034	3,725,000
1,000,000	Cornerstone Metropolitan District No. 1 Variable Rate Revenue Series 2006, 3.77% due 12/1/2036(h)	1,000,000
1,025,000	Cotton Ranch Metropolitan District G.O. Series 1998A, 7.25% due 12/15/2017	1,031,457
3,445,000	Cotton Ranch Metropolitan District G.O. LTD Tax Refunding Series 1999A, 8.00% due 12/15/2017(h)	3,444,655
2,100,000	Cottonwood Water and Sanitation District G.O. (LTD Tax through 2000) Refunding Series 1996A, 7.60% due 12/1/2012	2,150,925
3,145,000	Crested Butte Industrial Development Refunding and Improvement Revenue (Crested Butte Academy Project) Series 2006B, 7.50% due 8/15/2026	3,190,225
1,865,000	Denver (City and County of) Subordinate Multifamily Housing Revenue (Capitol Heights Apartments) Series 1999C, 8.00% due 5/1/2032	1,492,000

Colorado BondShares
A Tax-Exempt Fund
Schedule of Investments — (Continued)

Face Amount		Market Value

Colorado Municipal Bonds — (Continued)
2,490,000	Denver (City and County of) Single Family Home Mortgage Revenue (Metro Mayors Caucus Single Family Mortgage Bond Program) Series 2001A, 6.30% to yield 5.80% due 11/1/2032	$2,494,457
13,280,000	Denver (City and County of) Special Facilities Airport Revenue (United Airlines Project) Series 1992A, 6.875% due 10/1/2032(a)	14,342,400
775,000	Denver West Metropolitan District G.O. Series 1997B, 5.70% due 12/1/2017	783,292
405,000	Eagle Riverview Affordable Housing Corporation Multifamily Housing Project Revenue Series 1999B, 7.00% due 7/1/2029	402,659
1,055,000	Eaglebend Affordable Housing Corporation Multifamily Housing Project Revenue Refunding Series B, 7.40% due 7/1/2021	1,105,566
7,500,000	East Cherry Creek Valley Water and Sanitation District Water Activity Enterprise, Inc. Variable Rate Water Revenue Series 2004, 3.00% due 11/15/2023(h)	6,000,000
5,000,000	Ebert Metropolitan District Securitization Trust Series 2004-S1, Class A2 Certificates 3.89% due 12/1/2034(h)	5,000,000
1,725,000	Ebert Metropolitan District Securitization Trust Series 2005-S1, Class A2 Certificates 3.89% due 12/1/2009(h)	1,725,000
90,000	El Paso County Powers Boulevard/ Drennan Road LID 1985-2 Special Assessment Refunding Series 1988, 8.875%-9.00% due 9/1/2000(a)	9,000
1,149	Equi-Mor Holdings, Inc. Series 1999A Class A Pass-Through Certificates, 7.50% due 4/5/2018	1,149
620,000	Fort Lupton Golf Course Revenue Anticipation Warrants Senior Series 1996A, 8.50% due 12/15/2015(a)	124,000
1,900,000	Fronterra Village Metropolitan District Series 2001, 8.00% due 12/1/2021	1,957,000
4,550,000	Fronterra Village Metropolitan District No. 2 G.O. (LTD Tax Convertible to Unlimited Tax) Series 2003, 8.00% due 12/1/2023	4,732,000
500,000	Galleria Metropolitan District G.O. LTD Tax Series 1999, 7.25% to yield 7.375% due 12/1/2019(b)	553,435
920,000	Gateway Village GID Subordinate LTD Tax G.O. Series 1999, 7.00% due 6/1/2019(b)	962,706
955,000	Gateway Village GID G.O. Refunding and Improvement Series 1998, 6.00% due 12/1/2018(b)	990,803
795,000	Gateway Village GID G.O. Refunding and Improvement Series 1998, 6.00% due 12/1/2018	777,494
2,000,000	Granby Ranch Metropolitan District LTD Tax G.O. Series 2006, 6.75% due 12/1/2036	2,036,800

Colorado BondShares
A Tax-Exempt Fund
Schedule of Investments — (Continued)

Face Amount		Market Value

Colorado Municipal Bonds — (Continued)
5,750,000	Grand Elk Ranch GID LTD Tax G.O. Series 2003, 8.00% due 12/1/2023	$5,796,863
705,000	Greatrock North Water and Sanitation District LTD Tax G.O. Series 1998, 8.00% due 12/1/2017	714,306
1,000,000	High Plains Metropolitan District LTD Tax (Convertible to Unlimited Tax) G.O. Series 2005A, 6.125% to yield 6.25% due 12/1/2025	985,550
135,000	Idledale Fire Protection District G.O. Series 1993, 5.65%-5.80% due 12/15/2006-07	135,385
165,000	Las Animas (City of) G.O. Water Series 1989, 8.60% due 12/1/2009	167,566
585,000	Littleton (The) Riverfront Authority Tax Increment Revenue Refunding Series 1999A-1, 8.00% due 12/1/2008	591,599
6,245,000	Maher Ranch Metropolitan District No. 4 G.O. LTD Tax Series 2003, 7.80% due 12/1/2027	6,557,250
1,945,000	Maher Ranch Metropolitan District No. 4 G.O. LTD Tax Series 2006, 7.00% due 12/1/2036	1,977,598
10,045,000	Moffat County Weekly Adjustable/ Fixed Rate Pollution Control Revenue Refunding (Colorado-Ute Electric Association, Inc. Project) Tri-State Generation and Transmission Series 1984, 3.75% due 7/1/2010(h)	10,045,000
260,000	Mount Carbon Metropolitan District LTD Tax and Revenue Refunding Series 2004A, 7.00% due 6/1/2043	263,500
2,000,000	Mount Carbon Metropolitan District LTD Tax and Revenue Refunding Series 2004B, 7.00% due 6/1/2043	2,026,920
565,000	Mount Carbon Metropolitan District LTD Tax and Revenue Refunding Series 2004C, 8.00% due 6/1/2043(e)	40
1,500,000	Neu Towne Metropolitan District G.O. (LTD Tax Convertible to Unlimited Tax) Series 2004, 7.20% due 12/1/2023	1,500,000
1,275,000	North Pines Metropolitan District G.O. LTD Tax Series 2000, 9.00% due 12/1/2020	1,309,731
2,785,000	North Range Village Metropolitan District G.O. LTD Tax Series 2000, 8.00% due 12/1/2020	2,862,618
1,365,000	North Range Village Metropolitan District G.O. LTD Tax Series 2001, 4.9%-8.5% currently 8.30% due 12/1/2021(h)	1,518,563
1,000,000	Northwest Metropolitan District No. 3 G.O. (LTD Tax Convertible to Unlimited Tax) Series 2005, 6.125% due 12/1/2025	1,059,980
1,520,000	Parker Jordan Metropolitan District G.O. Series 1998A, 6.25% due 12/1/2017(b)	1,589,586

Colorado BondShares
A Tax-Exempt Fund
Schedule of Investments — (Continued)

Face Amount		Market Value

Colorado Municipal Bonds — (Continued)
4,450,000	Parker Jordan Metropolitan District G.O. Series 2000, 7.25% to yield 7.375% due 12/1/2019(b)	$4,936,118
5,940,000	Rendezvous Residential Metropolitan District G.O. LTD Tax Series 2002, 8.00% due 12/1/2021	6,058,800
11,375,000	Revenue Bond Certificate Series Trust 2004-1 Senior Certificates of Beneficial Ownership (Castlegate I Apartments) 4.14% due 1/1/2028(h)	11,375,000
3,100,000	Revenue Bond Certificate Series Trust 2004-13 Senior Certificates of Beneficial Ownership (Centennial East Apartments Project) 3.99% due 12/1/2033(h)	3,100,000
970,000	Riverdale Peaks II Metropolitan District G.O. (LTD Tax Convertible to Unlimited Tax) Series 2005, 6.40% due 12/1/2025	1,024,262
1,135,000	Riverdale Peaks II Metropolitan District G.O. (LTD Tax Convertible to Unlimited Tax) Series 2005, 6.50% due 12/1/2035	1,196,562
1,375,000	Routt County LID No. 2002-1 Special Assessment Series 2004A, 6.50% to yield 6.59% due 8/1/2024	1,372,113
148,147	Roxborough Village Metropolitan District Series 1993A, 9.00% due 12/31/2016(i)	149,111
335,834	Roxborough Village Metropolitan District Series 1993B, principal only, 0.00% due 12/31/2021(e)(i)	179,507
367,251	Roxborough Village Metropolitan District Series 1993B, interest only, 10.41% due 12/31/2042(f)(i)	56,924
1,975,000	Sand Creek Metropolitan District G.O. LTD Tax Series 1997, 7.125% due 12/1/2016	2,085,027
840,000	Sand Creek Metropolitan District G.O. LTD Tax Series 1998, 6.625% due 12/1/2017(b)	894,533
2,000,000	Serenity Ridge Metropolitan District No. 2 Series 2004, 7.375% due 12/1/2024	2,000,000
1,285,000	Sheridan (City of) G.O. Series 1997, 7.50% due 12/1/2016	1,325,657
3,750,000	Solitude Metropolitan District Senior G.O. LTD Tax Series 2006, 7.00% due 12/1/2026	3,750,000
510,000	Southlands Metropolitan District No. 1 G.O. (LTD Tax Convertible to Unlimited Tax) Series 2004, 6.75% to yield 6.80% due 12/1/2016	562,397
1,000,000	Southlands Metropolitan District No. 1 G.O. (LTD Tax Convertible to Unlimited Tax) Series 2004, 7.00% to yield 7.05% due 12/1/2024	1,104,490
2,000,000	Southlands Metropolitan District No. 1 (LTD Tax Convertible to Unlimited Tax) Series 2004, 7.125% to yield 7.18% due 12/1/2034	2,211,420

Colorado BondShares
A Tax-Exempt Fund
Schedule of Investments — (Continued)

Face Amount		Market Value

Colorado Municipal Bonds — (Continued)
1,000,000	Southpark Metropolitan District G.O. Refunding Series 1996, 6.60% to yield 6.75% due 12/1/2013	$1,004,620
1,845,000	Sterling Hills Metropolitan District G.O. LTD Tax Refunding and Improvement Series 1998, 7.75% due 6/1/2018	1,909,095
3,225,000	Sterling Hills West Metropolitan District G.O. Exchange (LTD Tax Convertible to Unlimited Tax) Series 2001A, 8.00% due 12/1/2019	3,392,249
3,315,000	Sterling Hills West Metropolitan District G.O. (LTD Tax Convertible to Unlimited Tax) Series 2001B, 8.00% due 12/1/2021	3,561,371
3,012,007	Sterling Hills West Metropolitan District G.O. LTD Tax Series 2004, 7.50% due 12/1/2021	2,644,301
4,210,000	Tabernash Meadows Water and Sanitation District G.O. Series 2000, 8.40% due 6/1/2020	3,157,500
1,570,000	Todd Creek Farms Metropolitan District No. 2 LTD Tax G.O. Series 1997, 8.00% due 6/1/2017(b)	1,632,455
905,000	Todd Creek Farms Metropolitan District No. 2 LTD Tax G.O. Series 1999, 7.50% due 12/1/2018(b)	936,937
5,500,000	Triview Metropolitan District G.O. Variable Rate Refunding and Improvement Series 2006A, 3.70% due 11/1/2023(h)	5,500,000
12,185,000	United Water & Sanitation District Revenue Refunding and Improvement Series 2004A, 6.00% due 12/1/2013	12,185,000
10,800,000	United Water & Sanitation District Revenue Series 2004B, 6.00% to yield 6.05% due 12/1/2012	10,945,800
20,400,000	United Water & Sanitation District (Lupton Lakes Water Storage Project and Water Activity Enterprise) Revenue Bonds, Series 2006 6.00% due 3/1/2021	20,400,000
500,000	Wheatlands Metropolitan District No. 2 G.O. (LTD Tax Convertible to Unlimited Tax) Series 2005, 6.00% due 12/1/2025	515,955
500,000	Wyndham Hill Metropolitan District No. 2 G.O. LTD Tax Series 2005, 6.25% due 12/1/2025	522,655

	Total Colorado Municipal Bonds (cost $351,693,624)	$363,288,426

Colorado BondShares
A Tax-Exempt Fund
Schedule of Investments — (Continued)

Face Amount		Market Value

Colorado Capital Appreciation and Zero Coupon — 8.7%
28,835,000	Bromley Park Metropolitan District No. 3 Subordinate LTD Tax G.O. Capital Appreciation Series 2006, 8.00% due 12/15/2031(d)	$4,189,149
520,000	Colorado Health Facilities Authority Zero Coupon Retirement Housing Revenue (Liberty Heights Project) 1990 Subordinate Series B, 6.97% due 7/15/2020(b)(d)	288,371
18,719,663	Cottonwood Water and Sanitation District G.O. Second Lien (LTD Tax Through 2001) Refunding Series 1998A, Capital Appreciation 8.00% due 12/1/2027(d)	3,845,206
500,000	El Paso County School District No. 20 G.O. Refunding Series 1993A, Zero Coupon 6.10% due 6/15/2008(d)	469,320
8,005,000	McKay Landing Metropolitan District No. 2 Subordinate G.O. LTD Tax Refunding Series 2004B, Capital Appreciation 7.50% due 12/1/2031(d)	1,452,827
19,500,000	PV Water and Sanitation Metropolitan District Capital Appreciation Revenue Series 2006, 6.00% due 12/15/2017(d)	10,163,595
906,622	Roxborough Village Metropolitan District Series 1993C, 9.84% due 12/31/2032(d)(i)	18,132
9,415,000	Silver Peaks Metropolitan District No. 1 Revenue Series 2003, 8.00% due 12/1/2006-2012(d)	7,433,304
13,910,000	United Water & Sanitation District Ravenna Project Water Activity Enterprise Capital Appreciation Revenue Series 2006, 6.50% due 12/15/2011(d)	10,042,742

	Total Colorado Capital Appreciation and Zero Coupon Bonds (cost $42,182,799)	$37,902,646

Colorado Certificates of Participation — 0.2%
75,000	Arapahoe County Recreation District Refunding Certificates of Participation Series 1996, 5.20% due 12/1/2006	$75,204
600,000	Eagle-Vail Metropolitan District Building Authority (Golf Course Project) Series 1999, 6.00% due 12/1/2019	609,528

	Total Colorado Certificates of Participation Bonds (cost $602,330)	$684,732

Other Municipal Bonds — 7.1%
3,740,000	Class B Revenue Bond Certificate Series Trust 2004-1 Variable Rate Senior Certificates of Beneficial Ownership, 3.99% due 7/1/2037(h)	$3,740,000

Colorado BondShares
A Tax-Exempt Fund
Schedule of Investments — (Continued)

Face Amount			Market Value

Other Municipal Bonds — (Continued)
4,932,269	Freddie Mac Multifamily Variable Rate Certificates Series M001 Class B, 15.25% due 4/1/2037(g)		$4,932,269
4,000,000	The Industrial Development Authority of the City of Kansas City, Missouri Subordinate Senior Housing Revenue (The Residences at West Paseo Project) Series 2004B, 4.50% due 1/1/2007		4,000,000
700,000	The Industrial Development Authority of the City of Kansas City, Missouri Multifamily Housing Revenue (Alexandria Apartments) Series 2005A, 6.75% due 1/1/2028		701,330
3,300,000	The Industrial Development Authority of the City of Kansas City, Missouri Subordinate Multifamily Housing Revenue (Alexandria Apartments) Series 2005B, 4.50% due 1/1/2008		3,299,406
525,000	Lisbon (City of) North Dakota Industrial Revenue Series 2002C (Harvest Board LLC), 15.00% due 4/1/2005(a)		131,250
4,500,000	Lisbon (City of) North Dakota Industrial Revenue Series 2001A (Harvest Board LLC), 15.00% due 4/1/2011(a)		1,125,000
7,715,000	Revenue Bond Certificate Series Trust 2005-4 Senior Certificates of Beneficial Ownership (Hermitage Apartments Project), 3.99% due 5/1/2031(h)		7,715,000
1,000,000	The Industrial Development Authority of the City of St. Louis, Missouri Senior Housing Revenue (Grant School Apartments) Series 2005A, 6.75% due 5/1/2027		1,011,980
3,900,000	The Industrial Development Authority of the City of St. Louis, Missouri Subordinate Senior Housing Revenue (Grant School Apartments) Series 2005B, 4.50% due 11/1/2006		3,899,961

	Total Other Municipal Bonds (cost $34,312,269)		$30,556,196

Colorado Taxable Notes — 0%
227,347	Note receivable from Tabernash Meadows, LLC, A Colorado Limited Liability Company, 24.00% due 2/09/2002(a)		$227,347

	Total Colorado Taxable Notes (cost $227,347)		$227,347

	Total investments, at value (cost $429,018,369)	98.2%	$432,659,347
	Other assets net of liabilities	1.8	7,903,629

	Net assets	100.0%	$440,562,976

Colorado BondShares
A Tax-Exempt Fund
Schedule of Investments — (Continued)

(a)	Non-income producing based upon the financial condition of the issuer (see footnote 1 to notes to financial statements).

(b)	Originally issued as general obligation bonds but are now pre-refunded and are secured by an escrow fund consisting entirely of direct U.S. Government obligations.

(c)	Represents interest certificates whose characteristics are similar to zero coupon bonds. All interest based on the coupon rate is remitted upon maturity. Interest rate shown for interest certificates represents effective yield at acquisition. At September 30, 2006, the Fund had no such investments.

(d)	Interest rate shown for zero coupon bonds represents the effective yield at the date of acquisition.

(e)	Principal-only certificate represents the right to receive the principal payments on the underlying debt security upon maturity. The price of this security is typically more volatile than that of coupon-bearing bonds of the same maturity.

(f)	Interest-only certificate represents the right to receive semi-annual interest payments on the underlying debt security. The principal amount of the underlying security represents the notional amount on which current interest is calculated. The interest rate shown represents the effective yield at the date of acquisition.

(g)	Interest rate disclosed for cash flow bond represents the effective yield at September 30, 2006. Income on this security is derived from the cash flow of the issuer.

(h)	Represents current interest rate for a variable/step rate bond.

(i)	Terms of security have been restructured since the original issuance. The total face amount of all such restructured securities approximates $12,806,371 and a market value of $1,729,545 or less than 1% of net assets, respectively, as of September 30, 2006.

The following abbreviations are used in the descriptions of securities included in the Schedule of Investments:

G.O. — General Obligation
GID — General Improvement District
LID — Local Improvement District
LTD — Limited

See accompanying notes to financial statements.

Colorado BondShares
A Tax-Exempt Fund
Statements of Assets and Liabilities
September 30, 2006

ASSETS
Investments, at fair value (cost $429,018,369)	$432,659,347
— see accompanying statement
Cash	4,469,614
Interest receivable	8,772,228
Shares of beneficial interest sold	1,303,562

TOTAL ASSETS	447,204,751

LIABILITIES
Payables and other liabilities:
Dividends payable	939,719
Shares of beneficial interest redeemed	20,867
Accrued expenses	181,189
Payable for investment securities purchased	5,500,000

TOTAL LIABILITIES	6,641,775

NET ASSETS, AT FAIR VALUE	$440,562,976

COMPOSITION OF NET ASSETS
Paid-in capital	$437,503,965
Accumulated distributions in excess of net investment income	(581,967)
Net unrealized appreciation of investments (note 3)	3,640,978

NET ASSETS, AT FAIR VALUE	$440,562,976

NET ASSET PRICE AND REDEMPTION PRICE PER SHARE (based on 46,626,204 shares of beneficial interest outstanding at September 30, 2006, unlimited number of no par value shares authorized)	$9.45

MAXIMUM OFFERING PRICE PER SHARE (net asset value plus sales charge of 4.75% of offering price)	$9.92

See accompanying notes to financial statements.

Colorado BondShares
A Tax-Exempt Fund
Statement of Operations
For The Fiscal Year Ended September 30, 2006

INVESTMENT INCOME
Interest	$22,114,623

EXPENSES
Management fees (note 4)	2,014,160
Custodian fees (note 5)	82,716
Legal and auditing fees	99,215
Portfolio pricing fees (note 5)	15,652
Registration fees	9,040
Shareholders’ reports	98,781
Transfer agency expenses (note 4)	93,262
Trustees’ fees	3,209
Other	15,757

Total expenses	2,431,792
Earnings credits on cash balances (note 5)	(160,040)

Net expenses	2,271,752

NET INVESTMENT INCOME	19,842,871

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Realized net gain on investments	3,257
Change in net unrealized appreciation/depreciation on investments	2,765,643

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,768,900

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,611,771

See accompanying notes to financial statements.

Colorado BondShares
A Tax-Exempt Fund
Statements of Changes in Net Assets
For the Fiscal Years Ended September 30,

	Year Ended	Year Ended
	September 30,	September 30,
	2006	2005

FROM OPERATIONS:
Net investment income	$19,842,871	$17,323,700
Realized net gain on investments	3,257	635,219
Change in unrealized appreciation/depreciation on investments	2,765,643	2,016,338

Net increase in net assets resulting from operations	22,611,771	19,975,257

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Dividends to shareholders from net investment income	(19,842,871)	(17,323,700)
Distributions in excess of net investment income	(587,743)	—
Realized capital gain and ordinary income	(354,059)	(331,324)

Total distributions to shareholders	(20,784,673)	(17,655,024)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares	98,061,711	73,843,879
Dividends reinvested	13,000,474	10,441,279
Payments for shares redeemed	(40,755,502)	(30,826,825)

Increase in net assets derived from beneficial interest transactions	70,306,683	53,458,333

Net increase in net assets	72,133,781	55,778,566
NET ASSETS:
Beginning of period	368,429,195	312,650,629

End of period	$440,562,976	$368,429,195

See accompanying notes to financial statements.

Colorado BondShares
A Tax-Exempt Fund
Financial Highlights

	For Fiscal Years Ended September 30,

	2006	2005	2004	2003	2002

Per Share Operating Data:
Net Asset Value, beginning of period	$9.41	$9.35	$9.27	$9.33	$9.39

Net investment income	0.47	0.48	0.47	0.60	0.59
Net realized and unrealized gain (loss) on investments	0.06	0.07	0.08	(0.06)	(0.06)

Increase from investment operations	0.53	0.55	0.55	0.54	0.53
Dividends to shareholders from net investment income	(0.47)	(0.48)	(0.47)	(0.60)	(0.59)
Distributions in excess of net investment income	(0.01)	—	—	—	—
Realized capital gains and ordinary income	(0.01)	(0.01)	0.00	0.00	0.00

Net increase (decrease) in net asset value	0.04	0.06	0.08	(0.06)	(0.06)

Net Asset Value, end of period	$9.45	$9.41	$9.35	$9.27	$9.33

Total Return, at Net Asset Value(1)	5.72%	6.14%	6.19%	5.96%	5.90%

Ratios/ Supplemental Data:
Net investment income	4.97%	5.10%	5.08%	6.46%	6.77%
Total expenses	0.61%	0.58%	0.63%	0.65%	0.64%
Net expenses	0.57%	0.55%	0.60%	0.61%	0.59%
Net assets, end of period (000s)	$440,563	$368,429	$312,651	$267,207	$201,051

Ratios to average net assets:
Portfolio turnover rate(2)	5.27%	4.40%	2.57%	4.65%	6.03%

(1)	Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2)	The portfolio turnover rate is computed by dividing the lesser of purchases or sales of portfolio securities for a period by the monthly average of the market value of portfolio securities owned during the period. Sales of securities include the proceeds of securities which have been called, or for which payment has been made through redemption or maturity. Securities with a maturity date of one year or less at the time of acquisition are excluded from the calculation. Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) for the period September 30, 2006 were $72,209,183 and $11,967,118, respectively.
See accompanying notes to financial statements.

Colorado BondShares
A Tax-Exempt Fund
Notes to Financial Statements

(1)	Summary of Significant Accounting Policies
      Colorado BondShares — A Tax-Exempt Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Fund’s investment objectives are to maximize income exempt from federal income taxes and from personal income taxes of the State of Colorado to the extent consistent with the preservation of capital and to seek opportunities for capital appreciation. The Fund’s investment adviser is Freedom Funds Management Company (“Freedom Funds”). The following is a summary of significant accounting policies consistently followed by the Fund.

(a)	Investment Valuation
      The values of most investment securities are determined at their market price using prices quoted by a national independent pricing service approved by the Fund’s Board of Trustees. In cases where a market price is not available from the pricing service, or where the Fund determines that the “market price” so determined is not reflective of the true “fair value” or realizable value of these securities, the securities are valued at “fair value” as determined in good faith by the Fund’s Board of Trustees. In either event, the Fund values the municipal bonds and other securities taking into consideration yield, stability, risk, quality, coupon, maturity, type of issue, trading characteristics and any other relevant trading or market factors. The Fund records amortization of premiums and accretion of original discounts on zero coupon bonds using the effective yield method, in accordance with federal income tax purposes. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

(b)	Income Taxes
      The Fund intends to comply with the requirements of subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all its net investment income to shareholders. The Fund distributes investment income monthly and due to the tax-exempt nature of its investments the income is generally non-taxable to the shareholders. The Fund distributes net realized capital gains, if any, to its shareholders at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of tax allocations. Undistributed realized capital gains totaled $5,776, as of September 30, 2006. The Fund distributed $587,743 in excess of investment income during the year ended September 30, 2006 which is being treated as a temporary difference for federal income tax purposes.

Colorado BondShares
A Tax-Exempt Fund
Notes to Financial Statements — (Continued)

     (c)         Other/ Security Credit Risk
      Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividends to shareholders are declared each business day and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated using the identified-cost basis, which is the same basis the Fund uses for federal income tax purposes. Interest income is recorded on the accrual basis. The Fund concentrates its investments in Colorado and, therefore, may have more credit risks related to the economic conditions of Colorado than a portfolio with a broader geographical diversification. The Fund invests in non-rated securities, which may be subject to a greater degree of credit risk and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rate fixed income securities. The Fund discontinues the accrual of interest income on municipal bonds when the securities become delinquent as to payment of principal or interest, or when the Fund’s investment adviser determines that an uncertainty exists as to the realization of all or a portion of the principal balance. The face amount of bonds for which the accrual of interest income has been discontinued approximates $27,717,529 and such bonds have a market value of $15,327,334, or 3.5% of net assets, as of September 30, 2006.

(d)	Uses of Estimates
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Classification of Distributions to Shareholders
      The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

(f)	New Accounting Pronouncement
      On July 13, 2006, The Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides

Colorado BondShares
A Tax-Exempt Fund
Notes to Financial Statements — (Continued)

guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluations of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management believes that the adoption of FIN 48 will have no impact on the financial statements of the Fund.

(2)	Shares of Beneficial Interest
      The Fund has an unlimited number of no par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for the years ended September 30, were as follows:

	2006		2005

	Shares	Amount	Shares	Amount

Shares sold	10,423,444	$98,061,711	7,873,185	$73,843,880
Dividends reinvested	1,382,357	13,000,474	1,113,420	10,441,279

	11,805,801	111,062,185	8,986,605	84,285,159
Shares redeemed	(4,333,243)	(40,755,502)	(3,286,316)	(30,826,825)

Net increase in shares outstanding	7,472,558	$70,306,683	5,700,289	$53,458,334

(3)	Unrealized Gains and Losses
      At September 30, 2006, the net unrealized appreciation on investments of $3,640,978 was comprised of gross appreciation of $14,721,876 and gross depreciation of $11,080,898.

(4)	Management Fees and Other Transactions with Affiliates
      Management fees paid to Freedom Funds were in accordance with the investment advisory agreement with the Fund which provides for an annual fee equivalent to 0.5% of the net assets of the Fund. Freedom Funds pays all expenses associated with advertising, marketing, and distributing the Fund’s shares and serves as the transfer agent, dividend disbursing agent, and registrar for the Fund. Freedom Funds provided certain transfer agency and shareholder services as part of the

Colorado BondShares
A Tax-Exempt Fund
Notes to Financial Statements — (Continued)

management fee arrangement for the period ended September 30, 2006. Transfer agency expenses represent direct expenses charged to the Fund by third parties.

(5)	Earnings Credits on Cash Balances
      Expenses paid indirectly by the Fund represent earnings credits on cash balances maintained with the Fund’s custodian bank, Wells Fargo Investments and Trust. The earnings credits resulted in offsetting custodian fees of $82,716, legal fees of $14,001 for services provided by Kutak Rock, portfolio pricing fees of $15,652 for services provided by Standard and Poor’s, a division of The McGraw-Hill Companies and shareholder report fees of $47,671 for services provided by Bowne.

Officers and Trustees
      The Board of Trustees of the Fund supervises the activities of the Fund, reviews the Fund’s service contracts and hires the companies that run the day-to-day operations of the Fund, such as the administrator, custodian, investment adviser, transfer agent and underwriter. The following table lists the trustees and officers of the Fund together with their positions held with the Fund, the term of office and current principal occupation.

Officers and Trustees	Principal Occupation During the Past Five Years:

Chairman of the Board

George N. Donnelly Chairman of the Board of Trustees since inception of the Fund 1987	Mr. Donnelly is currently a Senior Regional Vice President for Phoenix Life Insurance Company.

Independent Trustees

Bruce G. Ely Trustee since July 2002	Mr. Ely is currently the Regional Marketing Director for MBIA Municipal Investors Service Corporation in Colorado.

James R. Madden Trustee since September 2004	Mr. Madden has owned Madden Enterprises, a real estate company that owns and leases commercial buildings and real estate, for the past thirty years.

Officer and Trustee[1] Andrew B. Shaffer[1] Trustee, Secretary and Treasurer since June 1995 and President since January 2003	Mr. Shaffer is the manager of Shaffer Capital Management/ LLC.
[1]Andrew B. Shaffer is an “interested person” of the Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) by virtue of his position as both an officer and a trustee of the Fund as described in the table.
      Additional information about the Fund’s trustees is included in the Statement of Additional Information (“SAI”) which is available, without charge, upon request, by calling us at 1-800-572-0069.

Proxy Voting Record
The Fund does not invest in equity securities. Accordingly, there were no matters relating to a portfolio security considered during the 12 months ended June 30, 2006 with respect to which the Fund was entitled to vote. Applicable regulations require us to inform you that the foregoing proxy voting information is available on the SEC website at http://www.sec.gov or you may call us at 1-800-572-0069.
Quarterly Statement of Investments
The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at http://www.sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-732-0330 or you may call us at 1-800-572-0069.

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics (as defined in Item 2 of Form N-CSR), that applies to its President and Treasurer.

(c) There have been no amendments to the code of ethics during the period covered by this report.

(d) The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver from the code of ethics.

(f)(3) A copy of the registrant’s code of ethics is available upon request and without charge by calling or writing the registrant at 1200 Seventeenth Street, Suite 850, Denver, Colorado 80202, telephone (303) 572-6990 or (800) 572-0069 (outside Denver).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) The registrant’s board of trustees has determined that the registrant does not have an “audit committee financial expert” serving on its audit committee as the Securities and Exchange Commission defines that term. The board of trustees which serves as the audit committee is composed of individuals who, in the aggregate possess experience evaluating audits, understand generally accepted accounting principles have experience evaluating financial statements and understand internal control over financial reporting and the audit committee function; however no single individual appears to meet all of the independence and the financial training/experience qualifications outlined in the instructions to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following table shows the amount of fees that Anton Collins Mitchell LLP, the registrant’s independent registered public accounting firm, billed to the registrant during the registrant’s last two fiscal years. For the reporting periods, the Audit Committee approved in advance all audit services and non-audit services that Anton Collins Mitchell LLP provided to the registrant.

     The aggregate fees billed by the registrant’s independent registered public accountant firm, for professional services in the registrant’s fiscal years ended September 30, 2006 and 2005 are as follows:

	2006	2005
(a) Audit Fees	$33,973	$33,184
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) Other Fees	$0	$0
The above “Audit Fees” were billed for amounts related to the audit of the registrant’s financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The board of trustees serves as the audit committee pre-approves all audit and non-audit services to be provided by the registrant’s independent registered public accounting firm.

(e)(2) Not applicable.

(f) Not applicable.

(g) No non-audit fees were billed by the registrant’s independent registered public accounting firm for services rendered to the registrant and the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2006 and 2005.

(h) The registrant’s audit committee has considered whether the provision of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the independent registered public accounting firm’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
Please see Schedule of Investments contained in the Annual Report included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant has adopted and maintained disclosure controls and procedures (as such term is defined in Rules 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) that are designed to ensure that information required to be disclosed in the registrant’s reports under the Act, is recorded, processed, summarized and reported within the time periods required under the SEC’s rules and forms and that the information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer to allow for timely decisions regarding required disclosure.
As required by SEC Rule 30a-3(b), the registrant carried out an evaluation under the supervision and with the participation of its management, including its principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures within the 90-day period prior to the filing date of this report. Based on the foregoing, the registrant’s principal executive officer and principal financial officer have concluded, as a result of the material weakness in the registrant’s internal control over financial reporting described below, that the registrant’s disclosure controls and procedures were not effective, as of that date.
In November of 2006 and in connection with its audit of the registrant’s financial statements for the period ended September 30, 2006, Anton Collins Mitchell LLP advised management of the registrant, and management of the registrant agreed with Anton Collins Mitchell LLP, that the registrant did not maintain effective controls over the calculations relating to bond accretion. Specifically, the calculations of bond accretion were not determined in accordance with accounting principles generally accepted in the United States of America for investment companies. Anton Collins Mitchell LLP’s internal control report, which discusses this matter, is filed as an Exhibit to the registrant’s most recent Form N-SAR.
Subsequent to the discovery of the material weakness in internal control over financial reporting described above, the registrant initiated and plans to undertake changes to its internal control over financial reporting to remediate the aforementioned deficiency and to strengthen the registrant’s internal control processes, including the acquisition of more sophisticated accounting computer software to calculate bond accretion for bonds with complex repayment features and the implementation of additional review procedures over the evaluation and application of relevant accounting pronouncements, rules, regulations and interpretations relating to the calculation of bond accretion. These additional procedures include consultation with outside resources as they have and may be deemed appropriate.
(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting. The registrant initiated and plans to undertake changes to its internal control over financial reporting subsequent to the end of the second fiscal quarter of the period covered by this report as described in paragraph (a) above.

ITEM 12. EXHIBITS.

(a)(2)(i)	President & Treasurer’s (Principal Executive Officer and Principal Financial Officer) Section 302 certification
(b)	Combined Section 906 certification

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Colorado BondShares A Tax-Exempt Fund

By (Signature and Title)	/s/ Andrew B. Shaffer

Andrew B. Shaffer
President, Secretary and Treasurer

Date:	December 11, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew B. Shaffer

Andrew B. Shaffer,
President, Secretary and Treasurer
(Principal Executive Officer and
Principal Financial Officer)
Date: December 11, 2006